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                                                                    Exhibit 10.1


                   FIFTH AMENDMENT TO RESTATED LOAN AGREEMENT
                   ------------------------------------------

     THIS FIFTH AMENDMENT TO RESTATED LINE OF CREDIT LOAN AGREEMENT, is entered into as of the 28th day of July, 2000, by and between METROPOLITAN FINANCIAL CORP., an Ohio Corporation (the "Borrower"), and THE HUNTINGTON NATIONAL BANK (the "Bank").

                                   WITNESSETH
                                   ----------

     WHEREAS, the Borrower and the Bank entered into a Restated Loan Agreement on October 16, 1996 which was effective as of February 22, 1995, and which restated the Loan Agreement dated February 22, 1995 between the parties hereto (such Loan Agreement, as amended by the amendments thereto and as restated by such Restated Loan Agreement, as amended by the First Amendment thereto dated March 31, 1998, the Second Amendment thereto dated December 18, 1998, and the Third Amendment thereto dated May 28, 1999, and the Fourth Amendment thereto dated as of May 31, 2000, is referred to herein as the "Loan Agreement");

     WHEREAS, at the request of the Borrower, the Bank has agreed to modify certain provisions of the Loan Agreement, including an extension of the maturity date; and

     WHEREAS, the Borrower and the Bank have agreed to further amend the Loan Agreement as set forth herein and to enter into this Amendment to effectuate such agreement. Terms defined in the Loan Agreement shall, unless otherwise defined herein, have the meaning ascribed therein. All references to "Paragraphs" or "Sections" herein are references to paragraphs and sections of the Loan Agreement.

     NOW, THEREFORE, for valuable consideration, the sufficiency of which is hereby acknowledged by the parties, the parties do hereby amend the Loan Agreement and agree as follows:

     1.   The references to the Exhibit in the definition of "Note" and in
          Section 2.04 are changed from "A-2" to "A-3", a copy of which is attached hereto.

     2. The July 28, 2000 maturity date referred to in Section 2.05(A)(2) is hereby extended to May 31, 2001. Any references to such maturity date in any other Amendments to the Loan Agreement are hereby correspondingly referenced to Section 2.05(A)(2).

     3. Section 6.01(H) is hereby amended by changing the minimum ROA ratio from 0.7% to .35%.


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     4.   The reference to Two Hundred Fifty Thousand Dollars ($250,000) in
          Section 6.01(M)(1) is hereby changed to One Million Dollars ($1,000,000).

     5. The first sentence of Section 6.02(F) is hereby deleted and the following is substituted in lieu therefor:

          "Make any assignment or transfer of Accounts nor declare or pay any dividends on, or purchase, redeem or otherwise acquire for value any securities now or hereafter outstanding, or return any capital to holders of any such securities, or make any distribution of assets to holders of any such securities except that the Borrower may declare and pay dividends or make purchases or redemptions or make distributions in cash or property to holders of any such securities if the Borrower's ratio of tangible equity to total assets after any such transaction occurring prior to 5/31/01 is in excess of 2.4%. The Bank shall be entitled to increase this requirement in connection with any such transactions occurring on or after 5/31/01 based on forecasts from the Borrower by delivering written notice thereof to the Borrower."


     6. Sections 6.01(R), 6.02(G) and 6.02(J) are hereby deleted. References to subsequent Section numbers, however, will remain unchanged.

     7. The terms, "for consideration of Five Million Dollars ($5,000,000) or more", are hereby inserted after the term "Person" at the end of
          Section 6.02(M).

     8. Section 8.04 is hereby amended to reflect that notices to the Borrower shall be to the attention of Kenneth T. Koehler, President and Chief Operating Officer and that notices to the Bank shall be to the attention of John R. Macks, Assistant Vice President.

     Except as otherwise provided, all amendments to the Loan Agreement set forth herein shall be deemed effective from and after the date of this Amendment. All references in the Loan Agreement to this "Agreement", "hereof", "herein", "hereunder" or "hereby" shall, from and after the date of this Amendment, be deemed references to the Loan Agreement as amended by this Amendment.

     In all other respects, the parties hereto hereby ratify and affirm the terms and conditions of the Loan Agreement.


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     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

THE BANK:                          THE BORROWER:

THE HUNTINGTON NATIONAL BANK       METROPOLITAN FINANCIAL CORP.

By: /s/ John R. Macks              By: /s/ Kenneth T. Koehler
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   John R. Macks                      Kenneth T. Koehler
   Assistant Vice President           President